CULLEN HIGH DIVIDEND EQUITY FUND

Retail Class	Class I	Class C	Class R1	Class R2

CHDEX	CHDVX	CHVCX	CHDRX	CHDPX

SUMMARY PROSPECTUS

November 2, 2010

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s full prospectus, which contains more information about the Fund and its risks. The Fund’s full prospectus and statement of additional information, each dated October 28, 2010 and most recent annual report to shareholders, dated June 30, 2010 are all incorporated by reference into this Summary Prospectus. All this information may be obtained at no cost either: online at www.cullenfunds.com or by calling Cullen Funds at 1-877-485-8586.

YOUR INVESTMENT

Summary Information

Cullen High Dividend Equity Fund

Investment Objective

The Cullen High Dividend Equity Fund (the “High Dividend Fund”) seeks long-term capital appreciation and current income. Capital appreciation is a primary objective and current income is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the High Dividend Fund.

Shareholder Fees (fees paid directly from your investment):

	Retail Class	Class C	Class I	Class R1	Class R2

Redemption Fee (as a percentage
of amount redeemed)[a]	2.00%	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Retail Class	Class C	Class I	Class R1	Class R2

Management Fee	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.25%
Other Expenses[b]	0.20%	0.20%	0.20%	0.45%	0.45%
Acquired Fund Fees & Expenses	0.04%	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating
Expenses[c]	1.49%	2.24%	1.24%	1.99%	1.74%
Less Expense Reduction/
Reimbursement[d]	-0.45%	-0.45%	-0.45%	-0.45%	-0.45%
Net Annual Fund Operating
Expenses	1.04%	1.79%	0.79%	1.54%	1.29%

a	You will be charged a 2% redemption fee if you redeem or exchange shares of the High Dividend Fund within seven (7) days of purchase.

b	Other expenses for the current fiscal year, which include custodian, transfer agency, shareholder servicing plan fees and other customary fund expenses, are based on actual amounts from the High Dividend Fund’s statement of operations.

c	The Total Annual Operating Expenses in the table above may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the High Dividend Fund and does not include Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses are indirect fees that a fund incurs from investing in the shares of other investment companies, including money market funds and other mutual funds, closed-end funds, or business development companies (“Acquired Funds”). The indirect fee represents a pro rata portion of the cumulative expenses of the Acquired Funds.

d	The Adviser has contractually agreed to limit the Net Annual Fund Operating Expenses (excluding Acquired Fund Fees, interest, taxes and extraordinary expenses) to not more than 1.00% for Retail Class shares, 1.75% for Class C shares, 0.75% for Class I shares, 1.50% for Class R1 shares and 1.25% for Class R2 shares, through October 31, 2011. The Adviser may, with approval of the Board of Trustees, recapture any expenses or fees it has reduced or reimbursed within a three-year period from the date of reimbursement, provided that recapture does not cause the High Dividend Fund to exceed existing expense limitations. The effective management fee for each class after each class’s expense reduction/reimbursement is 0.75%. The differences in net annual fund operating expenses between individual classes relate only to distribution and shareholder servicing plans as described in the “Distribution and Service Plans (12b-1)” and “Shareholder Servicing Plan” sections in the Prospectus.

Expense Example

This example is intended to help you compare the cost of investing in the High Dividend Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the High Dividend Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and that the High Dividend Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*

Retail Class	$306	$627	$ 971	$1,742
Class C	$382	$857	$1,358	$2,539
Class I	$281	$550	$ 839	$1,461
Class R1	$357	$781	$1,231	$2,280
Class R2	$331	$703	$1,101	$2,014

*	The Expense Example amounts reflect the current expense waiver and reimbursement agreement in effect through October 31, 2011. Thus, the 3 years, 5 years and 10 years examples reflect the expense and reimbursement only for the first year.

Portfolio Turnover

The High Dividend Fund pays transaction costs, such as commissions, when it buys and sells securities (“portfolio turnover”). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when High Dividend Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the High Dividend Fund’s performance. During the most recent fiscal year, the High Dividend Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies

The High Dividend Fund invests, under normal circumstances, at least 80% of its net assets primarily in dividend paying common stocks of medium- and large-capitalization companies. As a point of comparison, a high dividend common stock that the High Dividend Fund would invest in would generally have a dividend yield greater than the average dividend yield of the equity securities in the S&P 500® Stock Index.

The High Dividend Fund generally invests substantially all of its assets in common stocks. The High Dividend Fund invests roughly similar amounts of its assets in each stock in the portfolio at the time of original purchase, although the portfolio is not systematically rebalanced. This approach avoids the overweighting of any individual security being purchased. The Adviser may sell portfolio stocks when they are no longer attractive based on their growth potential, dividend yield or price.

As part of its strategy, the High Dividend Fund, in order to generate additional income, will selectively write covered call options when it is deemed to be in the Fund’s best interest. A call option is a short-term contract entitling the purchaser, in return for a premium paid, the right to buy the underlying equity security at a specified price upon exercise of the option at any time prior to its expiration. Writing a covered call option allows the High Dividend Fund to receive a premium. A call option gives the holder the right, but not the obligation, to buy the underlying equity stock from the writer of the option at a given price during a specific period.

The High Dividend Fund may invest up to 30% of its assets in foreign securities. These investments are generally made in American Depository Receipts (“ADRs”), which trade on U.S. exchanges. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts.

Principal Risks

General Stock Risks

The High Dividend Fund’s major risks are those of investing in the stock market, which can mean that the Fund may experience sudden, unpredictable declines in value, as well as periods of poor performance. Periods of poor performance and declines in value of the High Dividend Fund’s underlying equity investments can be caused and also further prolonged by many circumstances that can confront the global economy such as declining consumer and business confidence, malfunctioning credit markets, increased unemployment, reduced levels of capital expenditures, fluctuating commodity prices, bankruptcies, and other circumstances, all of which can individually and collectively have direct effects on the valuation and/or earnings power of the companies in which the Fund invests. Stock markets worldwide have experienced significant volatility in recent periods as a result of market participants reacting to economic data and market indicators that have contradicted their previous assumptions and estimates, and, at times, these reactions have created scenarios where investors and traders have redeemed their investments/holdings en masse thereby creating additional and often significant downward price pressure than might be experienced in less volatile periods. In the future, market participants’ views on the valuation and/or earnings power of a company and the overall state of the economy can cause similar significant short-term and long-term volatility in the value of the High Dividend Fund’s shares. And, as a result, you could lose money investing in the High Dividend Fund.

Medium-Capitalization Companies

The High Dividend Fund may invest in the stocks of medium-capitalization companies. Medium-capitalization companies often have narrower markets and limited managerial and financial resources compared to those of larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business reversals, which could increase the volatility of the High Dividend Fund’s portfolio.

Value Style Investing

Different types of equity investment strategies tend to shift in and out of favor depending on market and economic conditions, and the performance resulting from the High Dividend Fund’s “value” investment style may sometimes be lower than that of equity funds following other styles of investment.

Foreign Securities

Foreign investments involve additional risks, which include currency exchange-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets. More specific risks include:

  future political and economic developments,

  the position of foreign withholding taxes on dividend and interest income payable on the securities,

  the possible establishment of exchange controls,

  the possible seizure or nationalization of foreign investments, and the adoption of other foreign governmental restrictions which might adversely affect the payment of amounts due with respect to such securities.

You may lose money by investing in the High Dividend Fund if any of the following occur:

  foreign stock markets decline in value,

  the High Dividend Fund has difficulty selling smaller capitalization or emerging market stocks during a market due to lower liquidity,

  the value of a foreign currency declines relative to the U.S. dollar, or political, social or economic instability in a foreign country causes the value of the High Dividend Fund’s investments to decline.

All of the risks of investing in foreign securities are heightened by investing in emerging markets. Emerging markets have been more volatile than the markets of developed countries with more mature economies. ADRs are subject to the risks of foreign investments and may not always track the price of the underlying foreign security. Even when denominated in U.S. currency, the depository receipts are subject to currency risk if the underlying security is denominated in a foreign currency. There can be no assurance that the price of the depository receipt will always track the price of the underlying foreign security.

Options or Covered Call Writing

The market price of the call will, in most instances, move in conjunction with the price of the underlying equity security. However, if the security rises in value and the call is exercised, the High Dividend Fund may not participate fully in the market appreciation of the security, which may negatively affect your investment return.

As with all investments, you may lose money by investing in the High Dividend Fund.

Performance Information

The following performance information indicates some of the risks of investing in the shares of the High Dividend Fund by showing the variability of the Retail Class’s returns (the class with the longest period of annual returns). The bar chart shows the total return of the High Dividend Fund by showing the changes in the Fund’s performance from year to year (on a calendar year basis). The table shows the High Dividend Fund’s average annual total return over time compared with a broad-based market index. Both the bar chart and table assume that all dividends and distributions are reinvested in the High Dividend Fund. Remember, the High Dividend Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Prior to October 7, 2004, the shares of the High Dividend Fund had no specific class designation. As of that date, all of the then outstanding shares were redesignated as Retail Class shares.

The High Dividend Fund’s year-to-date total return as of the September 30, 2010 was 6.06%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year

Highest Return	12.23%	Q2/2009
Lowest Return	-18.09%	Q4/2008

Average Annual Total Returns as of December 31, 2009

High Dividend Fund, Retail Class	1 Year	5 Years	Since Inception(1)
Returns before taxes	12.37%	1.38%	5.02%
Returns after taxes on distributions(2)	11.19%	0.20%	3.95%
Returns after taxes on distributions and
sale of Fund shares	7.93%	0.60%	3.79%
High Dividend Fund, Class I
Returns before taxes	12.69%	1.63%	2.77%
High Dividend Fund, Class C
Returns before taxes	11.48%	0.61%	1.75%
High Dividend Fund, Class R1
Returns before taxes	N/A	N/A	N/A
High Dividend Fund, Class R2
Returns before taxes	N/A	N/A	N/A

S&P 500® Index (reflects no deduction
for fees, expenses or taxes)	26.46%	0.42%	1.62%

(1)	The High Dividend Fund Retail Class commenced operations on August 1, 2003, Class I commenced operations on October 7, 2004, Class C commenced operations on October 7, 2004, Class R1 commenced operations on March 3, 2010 and Class R2 commenced operations on March 4, 2010.

(2)	After-tax returns are shown for only Retail Class shares. After-tax returns for Class I, Class C, Class R1 and Class R2 shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred or tax-exempt arrangements such as 401(k) plans or IRAs.

Investment Adviser

Cullen Capital Management LLC (the “Adviser”) serves as the investment adviser to the High Dividend Fund.

Portfolio Managers

James P. Cullen, the Adviser’s President and controlling member, has been co-portfolio manager of the High Dividend Fund since the Fund’s inception on August 1, 2003. He is also a founder of Schafer Cullen Capital Management, Inc., a registered investment adviser, and has been its President since December 1982.

John C. Gould has served as a co-portfolio manager for the High Dividend Fund since October 2007. Mr. Gould has been the Executive Vice President of the Adviser since May 2000.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the High Dividend Fund on days the New York Stock Exchange (NYSE) is open for trading by written request to the addresses below, by wire transfer, by telephone at 1-877-485-8586 or through any broker/dealer organization that has a sales agreement with the Fund’s distributor. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

Regular mail: Cullen Funds, P.O. Box 13584, Denver, Colorado 80201

Overnight mail: Cullen Funds, 1290 Broadway, Suite 1100, Denver, Colorado 80203

The High Dividend Fund accepts investment in the following minimum amounts:

Share Class:	Initial	Additional

Retail Class-Regular Accounts	$1,000	$100
Retail Class-IRAs and UGMA/UTMA Accounts,
Simple IRA, SEP-IRA, 403(b)(7), Keogh,
Pension Plan and Profit Sharing Plan Accounts	$250	$50
Class C-Regular Accounts	$1,000	$100
Class C-IRAs and UGMA/UTMA Accounts,
Simple IRA, SEP-IRA, 403(b)(7), Keogh,
Pension Plan and Profit
Sharing Plan Accounts	$250	$50
Class I	$1,000,000	$100
Class R1	none	none
Class R2	none	none

  Class I shares are available only to certain accounts for which qualifying institutions act in a fiduciary, agency or custodial capacity and only with a minimum initial investment of $1,000,000.

  A registered investment advisor may aggregate all client accounts investing in Class I shares of the High Dividend Fund to meet the investment minimum.

  If you use an Automatic Investment Plan (“AIP”) for a regular account for the Retail Class or Class C shares, the initial investment minimum to open an account is $50 and the additional investment minimum is $50.

  If you use an Automatic Investment Plan for a custodial or retirement plan account for the Retail Class or Class C shares, the initial investment minimum to open an account as well as the monthly additional investment amount is $25.

  You will be charged a $15 annual account maintenance fee for each IRA (or other retirement account) up to a maximum of $30 per social security number, and a $25 fee for transferring assets to another custodian or for closing such an account.

Tax Information

The High Dividend Fund’s distributions to you are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”).

Financial Intermediary Compensation

If you purchase the High Dividend Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the High Dividend Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Cullen Funds
P.O. Box 13584
Denver, CO 80203
877-485-8586

http://www.cullenfunds.com.